UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 16, 2010 (June 15, 2010)
Date of Report (Date of earliest event reported)

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

380 Madison Avenue
New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On June 15, 2010, Investment Technology Group, Inc. (“ITG”) appointed David Stevens as Chief Executive Officer of its Asia Pacific business. Mr. Stevens previously served as Chief Executive Officer of ITG’s European operations.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

99.1  Press release issued by Investment Technology Group, Inc. on June 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

Dated: June 16, 2010	By:	/s/ P. Mats Goebels
P. Mats Goebels
Managing Director, General Counsel, and
Duly Authorized Signatory of Registrant

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by Investment Technology Group, Inc. on June 15, 2010.